UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2022

Avita Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39059	85-1021707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28159 Avenue Stanford, Suite 220, Valencia, CA 91355	661.367.9170
(Address of principal executive offices, including Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 21, 2022, the Company issued a press release announcing the modification of its contract with the Biomedical Advanced Research and Development Authority (“BARDA”). The modification aims to support the Company’s RECELL® System clinical trial in soft tissue reconstruction. A copy of the press release is attached hereto as Exhibit 99.1.

On March 22, 2022, the Company issued a press release announcing an Investor Webinar led by Dr. Mike Perry, the Company’s CEO, and Michael Holder, the Company’s CFO, on Thursday 24 March 2022 at 11am (AEDT). A copy of the press release is attached hereto as Exhibit 99.2.

On March 23, 2022, the Company issued a press release announcing that an abstract highlighting the clinical trial protocol utilizing the RECELL® Autologous Cell Harvesting Device (RECELL® System) to treat vitiligo will be presented at the Global Vitiligo Foundation Annual Scientific Symposium on March 24, 2022 at 9:38am EDT. A copy of the press release is attached hereto as Exhibit 99.3.

The information under these Items 8.01 and in Item 9.01 below is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	AVITA Medical Announces Modification of BARDA Contract to Advance Development of RECELL® System in Soft Tissue Reconstruction

99.2	Investor Webinar Release

99.3	RECELL® System Vitiligo Clinical Trial Protocol to be Presented at the Global Vitiligo Foundation Annual Scientific Symposium

EXHIBIT 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2022
AVITA MEDICAL, INC.

	By:	/s/ Donna Shiroma
	Name:	Donna Shiroma
	Title:	General Counsel